UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2023

UNIFI, INC.

(Exact name of Registrant as Specified in Its Charter)

New York	1-10542	11-2165495
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina		27410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 336 294-4410

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	UFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 31, 2024, the Company issued a press release announcing its operating results for the fiscal second quarter ended December 31, 2023, a copy of which is attached hereto as Exhibit 99.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2024, the Board of Directors of the Company appointed Andrew J. ("A.J.") Eaker as the Company's Executive Vice President, Chief Financial Officer (principal financial officer and principal accounting officer), and Treasurer, effective immediately. Mr. Eaker, age 38, previously served as Treasurer and Interim Chief Financial Officer (interim principal financial officer and interim principal accounting officer) of the Company since August 25, 2023, Treasurer of the Company since December 2022, and Vice President of Finance for the Company’s primary domestic operating subsidiary since June 2017. A copy of the press release regarding Mr. Eaker's appointment as Chief Financial Officer is filed herewith as Exhibit 99.3.

There are no arrangements or understandings between Mr. Eaker and any other persons pursuant to which he was selected as an officer. Mr. Eaker has no family relationships with any of the Company’s directors or executive officers. There are no transactions involving the Company and Mr. Eaker that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On February 1, 2024, the Company will host a conference call to discuss its operating results for the fiscal second quarter ended December 31, 2023. A copy of the materials prepared for use by management during this conference call is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Unifi, Inc., dated January 31, 2024.

99.2	Earnings Call Presentation Materials.

99.3	News Release of Unifi, Inc., dated January 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information in this Current Report on Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

Date:	January 31, 2024	By:	/s/ GREGORY K. SIGMON
Gregory K. Sigmon Executive Vice President General Counsel and Corporate Secretary